Exhibit 10.14

商铺租赁合同

LEASE CONTRACT

出租方（甲方）： 无锡金轮创辉商业管理有限公司

Lessor (Party A): Wuxi Jinlun Chuanghui Commercial Management Co., Ltd

承租方（乙方）：江苏朴荷生物科技有限公司

Lessee (Party B): Jiangsu Puhe Biotechnology Co., Ltd

根据《中华人民共和国合同法》、《无锡市房屋租赁条例》等相关法律法规

的规定，甲、乙双方在平等、自愿、公平和诚信的基础上，经协商一致，就乙方承租甲方的房屋事宜，签订本合同，以资共同遵守：

This Contract was made between both parties after negotiation on an equal, voluntary, fair and good-faith basis in accordance with “Contract Law of the People’s Republic of China”, “Wuxi Municipality Regulations on the Leasing of Building Premises” and other relevant laws and regulations, with regard to the issue that Party B will rent the premise of Party A:

一、基本情况：（下称“该房屋”，实际情况以权属证明或相关法律文书的记载内容为准）

I. Basic information of the leased premise: (hereinafter referred to as “the premise”, and the actual situation shall be based on the ownership certification or the records of relevant legal documents)

1.1 房屋类型：

1.1 Type of the premise:

1.2 房屋座落：无锡市新吴区前卫路3号星光名座生活广场1094号商铺。

1.2 The premise is located at Shop 1094, Xingguang Mingzuo Life Plaza, No. 3 Qianwei Road, Xinwu District, Wuxi City

1.3 房屋用途：

1.3 Use of the premise:

1.4 建筑面积： 53.64 平方米；

1.4 floor area: 53.64 m2;

1.5 装修情况： 毛坯

1.5 Decoration: Rough

二、租赁用途

II. Usage of the rented premises

乙方向甲方承诺，租赁该房屋作为 商业 使用，并遵守国家和本市有关于房地产使用和物业管理的规定。

Party B shall make commitment to Party A that the premises shall be used as business and shall abide by the regulations of real estate use and property management in China and Shanghai Municipality.

三、交付日期和租赁期限

III. Date of delivery and term of leasing

3.1 甲乙双方约定，甲方应于 2021 年 11 月 1 日之前向乙方交付该房屋。交付时甲、乙双方签订本合同之附件二《房屋交接书》。

3.1 Both parties have agreed that Party A shall hand over the premises to Party B before November 1 , 2021, both parties shall sign Appendix II: Letter of Premise Handover at the time of delivery.

3.2 该房屋租赁期限自 2021 年 11 月 1 日起至 2024 年 11 月 30 日止。

3.2 The premises are leased from November 1 , 2021 to November 30 , 2024 .

四、租金、支付方式与支付日期

IV. Rent, method and time of payment

4.1 甲乙双方约定，该房屋每月租金为（人民币） 7994.6 元（大写柒仟玖佰玖拾肆元陆角整）

4.1 Both parties have agreed that the rent of the premise per month is (RMB) 7994.6 yuan (Say RMB seven thousand nine hundred and ninety four cents sixty only).

4.2 租金以 3 个月为一期支付。乙方应于每期提前 10 日前向甲方支付租金。逾期支付的，每逾期一日，则乙方需按月租金的 3%支付逾期违约金。

4.2 The rent shall be paid with 3 months as a payment period. Party B shall pay the rent before the 10 day in the first month of every payment period. In case of payment delay, the penalty shall be collected at the daily rate of 3%.

4.3 乙方支付租金的方式如下：

乙方需在签订合同之日起将首个季度租金打到甲方指定银行账户。

4.3 Party B shall pay the rent by the following means: bank transfer. The account of Party A to receive the rent:

Party B shall transfer the first quarter rent to the bank account designated by Party A from the date of signing the contract.

4.4 以上租金包含每月房租、物业费、管理费等所有费用。

4.4 The above rent includes all expenses such as monthly rent, property management fees, and management fees

五、保证金（押金）和其他费用

V. Guarantee deposit (security deposit) and other fees

5.1 甲乙双方约定，在签订本合同时，乙方应向甲方支付房屋租赁保证金（押金），保证金（押金）为人民币 12726 元。甲方收取该保证金（押金）后应向乙方出具收款凭证。租赁关系终止时，甲方收取的房屋租赁保证金（押金）除用于抵充本合同约定由乙方承担的费用外，剩余部分无息归还乙方。

5.1 Both parties have agreed that at the time of (☐ handover of the premises ☐ signing this Contract), Party B shall pay Party A the guarantee deposit (security deposit) of the premises, (☑ RMB ☐ USD ☐ 12726 ) . Upon receiving the guarantee deposit (security deposit), Party A shall issue the receipt voucher to Party B. At the time of the termination of leasing relation, the guarantee deposit (security deposit) collected by Party A shall be used to offset the fees undertaken by Party B as agreed in this Contract and the remaining portion shall be returned to Party B without interest.

5.2 租赁期间内发生的电费、电话（通讯）费等房屋使用费用由乙方承担；物业管理费由甲方承担。

5.2 The cost arising from water, electricity, gas, telephone call (communication) and TV and so on(etc.) during the leasing period shall be undertaken by Party B; property management fee shall be undertaken by (☑Party A ☐ Party B).

六、房屋使用要求和维修责任

VI. House use requirements and maintenance responsibility

6.1 租赁期间，乙方发现该房屋及其附属设施有损坏或故障时，应及时通知甲方修复；甲方应在接到乙方通知后的 3 日内进行维修。逾期不维修的，乙方可代为维修，费用由甲方承担。

6.1 During the leasing period, if Party B discovers any damage or trouble with the premises and the accessory facilities, Party B shall timely notify Party A for repair; Party A shall carry out the repair within 3 day(s) after receiving the notification. In case of delay of repair, Party B may make the repair in place of Party A at the cost of Party A.

6.2 租赁期间，乙方应合理使用并爱护该房屋及其附属设施。因乙方使用不当或不合理使用，致使该房屋及其附属设施损坏或发生故障的，乙方应负责维修。乙方拒不维修的，甲方可代为维修，费用由乙方承担。

6.2 During the leasing period, Party B shall make reasonable use of the premises and the accessory facilities. Any damage or trouble arising from improper use or unreasonable use of the premises and accessory facilities shall be repaired by Party B. In the event that Party B refuses the repair, Party A may carry out the repair in place of Party B at the cost of Party B.

6.3 租赁期间，甲方应保证该房屋及其附属设施处于正常的可使用和安全的状态。甲方对该房屋进行检查、养护，应提前 3 日通知乙方。检查养护时，乙方应予以配合。甲方应减少对乙方使用该房屋的影响。

6.3 During the leasing period, Party A shall ensure normal availability and safe status of the premises and accessory facilities. If Party A intends to carry out inspection and maintenance on the premises, Party A shall notify Party B 3 days in advance. During the inspection and maintenance, Party B shall provide coordination. Party A shall minimize the influence on the use of the premises.

6.4 乙方需装修或者增设附属设施和设备的，应事先征得甲方的书面同意，按规定须向有关部门报批的，则应由甲方报请有关部门批准后，方可进行。乙方增设的附属设施和设备的归属及其维修责任由甲、乙双方另行书面约定。

6.4 In case that Party B intends to decorate the premises or add accessory facilities and equipments, Party B shall obtain written permission from Party A in advance; if it is required so, (☐ Party A ☐ Party B entrusted by Party A) shall submit such behavior to the competent department for approval before the implementation. The ownership and maintenance of the accessory facilities and equipments added by Party B shall be additionally agreed by both parties in written form.

七、房屋返还与续租

VII. House return and renting renewal

7.1 乙方应在本合同的租赁期限届满之后的 15 日内返还该房屋，未经甲方同意逾期返还该房屋的，每逾期一日，乙方应以日租金 3%向甲方支付该房屋占用期间的使用费。

7.1 Party B shall return the premises within 15 days after the termination of the leasing period, and in case of any delay for the return of the premises without permission of Party A, Party B shall pay Party A the use fee of the premises at the daily rate equivalent to 3 % of daily rent during the occupation of the premises.

7.2 乙方如果需要续租的，应在租赁期限届满两个月之前向甲方提出，甲方同意的，双方另行签订相关续租文书。乙方在同等条件下享有优先承租权。

7.2 In case that Party B wants to renew the Contract, Party B shall raise the renewal intention to Party A two months before the termination of the leasing period, and with the approval of Party A, the renewal contract will be additionally signed between both parties. Under the equivalent condition, Party B shall have the priority for obtaining the lease.

7.3 租赁期限届满，甲乙双方未续签租赁合同，乙方继续支付租金，甲方未表示拒绝的，则按法律相关规定，双方之间成立不定期租赁关系。在不定期租赁关系中，甲方有权提前一个月通知乙方租赁关系终止。

7.3 After the termination of the leasing period, if no renewal contract is signed by both parties and Party B continues paying the rent, which is not refused by Party A, the non-fixed-term leasing relations are established between both parties according to relevant laws and regulations. During such non- fixed-term leasing relations, Party A shall have the right to terminate the leasing relations by notifying Party B one (1) month in advance.

7.4 乙方返还该房屋应符合正常使用后的状态。返还时，应经甲方验收认可，并相互结清各自应当承担的费用。

7.4 The premises returned by Party B shall be consistent with the status after normal use of the premises. Upon return of the premises, Party B shall inspect the premises before its acceptance and the relevant fees for respective parties shall be settled.

八、转租与转让

VIII. Sublease and transfer

8.1 除甲方已经在本合同中同意乙方转租外，乙方在租赁期限内，不可将该房屋部分或全部转租给他人。

8.1 Except that Party A agrees in this Contract that the premises may be subleased by Party B, Party B shall not sublease part or all of the premises to any other person within the leasing period, without written permission of Party A. Anyhow one living room in the original household type shall not be separated for subleasing.

九、解除合同的条件

IX. Conditions for contract cancelation

9.1 甲乙双方同意在租赁期限内，有下列情形之一的，本合同终止，双方互不承担责任：

9.1 Both parties agree that during the leasing period, this Contract shall be terminated neither party needing to assuming any responsibility in case of any of the following situations;

（一）该房地产占用范围内的土地使用权依法提前收回的；

(1) The use right of the land occupied by the real estate has been legally retrieved;

（二）该房地产因社会公共利益被依法征用的；

(2) The premises are occupied by means of legal requisition due to social and public interests;

（三）该房地产因城市建设需要被依法列入房屋拆迁许可范围内的；

(3) This real estate has to be legally put into the dismantling range due to urban construction;

（四）该房屋毁损、灭失或者被鉴定为危险房屋的；

(4) The premises are damaged, destroyed or verified as dangerous house;

（五）甲方已告知乙方该房屋出租前已设定抵押，现被处分的；

(5) Party A has notified Party B that the premises have been pledged before leasing and now has been disposed;

9.2 甲乙双方同意，有下列情形之一的，一方可书面通知另一方解除本合同。违反合同的一方，应向另一方按月租金的 3 倍支付违约金，给对方造成损失的，支付的违约金不足以抵付损失的，还应赔偿造成的损失与违约金的差额部分：

9.2 Both parties agree that either party may notify the other party to cancel this Contract in written form in case of any of the following situation, and the party that breaches this Contract shall pay the other party the liquidated damages equivalent to 3 time(s) of the monthly rent, and in case that the losses incurred to both parties cannot be offset by the liquidated damages paid by the breaching party, the breaching party shall pay the difference between the incurred losses and the liquidated damages;

（一）甲方未按时交付该房屋，经乙方催告后 3 日仍未交付的；

(I) Party A fails to hand over the premises on time, and even 3 days after exigent notice of Party B;

（二）甲方交付的该房屋不符合本合同的约定，致使不能实现租赁目的的；或甲方交付的房屋存在缺陷，危及乙方安全的；

(II) The premises handed over by Party A do not comply with the agreement in this Contract, which therefore makes it impossible to realize the leasing purpose; or the premises handed over by Party A have the defects endangering the safety of Party B;

（三）乙方在甲方按时交付该房屋的情形下，未能配合办理交房手续，经甲方催告后 3 日仍未配合办理交房手续的；

(III) In spite of the timely handover of the premises by Party A, Party B fails to cooperate to go through the procedures for the handover of the premises 3 days after the exigent notice of Party A;

（四）乙方未征得甲方书面同意改变该房屋用途，致使该房屋损坏的；

(IV) Party B changed the use of the premises without written permission of Party A and therefore incurred the damage of the premises;

（五）因乙方原因造成该房屋主体结构损坏的；

(V) The main structure of the premises is damaged due to the reasons of Party B;

（六）乙方擅自转租该房屋或转让该房屋承租权的；

(VI) Party B subleases the premises or transfers the leasing right of the premises without permission of Party A;

（七）乙方逾期不支付租金累计超过 10 天的；

(VII) Party fails to pay the rent up to more than 10 days;

十、违约责任

X. Breaching liability

10.1 该房屋交付时存在缺陷的，甲方应自交付日起 10 日内进行修复，逾期不修复的，甲方同意减少租金并变更有关租金条款。

10.1 In case of any defect with the premises at the time of handover, Party A shall make the repair within 10 days after the handover, and if no repair is made even after the stipulated period, Party A agrees to reduce the rent and change the clause related to the rent.

10.2 租赁期间，甲方不及时履行本合同约定的维修与养护责任，致使该房屋损坏，造成乙方财产损失或人身伤害的，甲方应承担赔偿责任。

10.2 During the leasing period, Party A fails to timely perform the maintenance responsibility of the premises as agreed in the Contract, which therefore has incurred the damage of the premises, then any property loss or personal injury incurred upon Party B shall be compensated by Party A.

10.3 租赁期间，非本合同规定的情况，甲方擅自解除本合同，提前收回该房屋的，甲方应按月租金的 3 倍向乙方支付违约金。若违约金不足以抵付乙方损失的，甲方还应负责赔偿。

10.3 During the leasing period, Party A unilaterally cancelled this Contract and took back the premises in advance in case of the situations other than those stipulated in the Contract, Party A shall pay Party B the liquidated damages equivalent to 3 times of monthly rent. If the liquidated damages cannot compensate for the loss incurred upon Party B, Party A shall provide further compensation.

10.4 乙方未征得甲方书面同意或者超出甲方书面同意的范围和要求装修房屋或者增设附属设施和设备的，甲方可以要求乙方恢复房屋原状或赔偿损失。

10.4 If Party B decorates the premises or adds the accessory facilities or equipments without written permission of Party A or beyond the scope and requirements agreed in written permission of Party A, Party A may require Party B to recover the premises to the original state, or compensate for the loss.

10.5 租赁期间，非本合同规定的情况，乙方中途擅自退租的，乙方应按月租金的 3 倍向甲方支付违约金。若违约金不足以抵付甲方损失的，乙方还应负责赔偿。

10.5 During the leasing period, in case of the situation other than those stipulated in the Contract, Party B stops the renting, Party B shall pay Party A the liquidated damages equivalent to 3 time(s) of monthly rent. If the rent is not enough to offset the loss incurred upon Party A, Party B shall provide further compensation.

十一、其他条款

XI. Others

11.1 本合同及附件一自甲、乙双方于本合同签章处签字或签章后立即生效。

11.1 This Contract and its Appendix I shall come into effect upon the signatures or seal stamping of Parties A and B .

11.2 本合同空格处填写文字与铅印文字具有同等法律效力，若填写文字与铅印文字相冲突，以填写文字为准。若有未尽事宜，可签订补充协议进行约定，若补充协议与本协议相冲突，以补充协议为准。

11.2 The words filled and printed in the blank part of this Contract shall have same legal force with the Contract itself, and in case of any conflict between the filled words and printed words, the filled words shall prevail. For any uncovered matter, supplementary agreement may be signed, and if there is any conflict arising between the supplementary agreement and this Contract, this supplementary agreement shall prevail.

11.3 甲、乙双方在履行本合同过程中发生争议，应通过协商解决；若协商解决不成的，双方同意依法向该房屋所在地的人民法院起诉。

11.3 Any dispute arising among these three parties during the performance of this Contract shall be resolved through amicable consultation; in case of failure to resolve the dispute through consultation, three parties agree to submit the dispute to local people’s court having jurisdiction over the premises.

11.4 本合同及所有附件均为中文、英文双语对照版本，若由于翻译原因产生解释上的歧义，则以中文版本为准。

11.4 This Contract and its appendices shall be made in both Chinese and English, and in case of any ambiguity on the interpretation due to the translation, the Chinese version shall prevail.

11.5 本合同及所有附件均为一式贰份，甲方、乙方各执一份，具有同等法律效力。

11.5 This Contract and all its appendices shall be made in triple, one for each party, with the same legal force.

11.6 其他

11.6 Others

出租方（甲方）Lessor (Party A)： 无锡金轮创辉商业管理有限公司 Wuxi Jinlun Chuanghui Commercial Management Co., Ltd

联系地址Add：

联系电话Tel：+86- 0510-82100986

本人或代理人（签字或盖章）：李莉 LI LI

Lessor or his/her representative (Signature or Seal)：

签约日期Date of signature： 2021年9月24日 September 24, 2021

承租方（乙方）Lessee (Party B)：江苏朴荷生物科技有限公司 Jiangsu Puhe Biotechnology Co., Ltd

联系地址Add：

联系电话Tel：+86-156-0616-3913

本人或代理人（签字或盖章）：

Lessee or his/her representative (Signature or Seal):

签约日期Date of signature：2021年9月24日 September 24, 2021